SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 2008


                               SERVICE 1ST BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                  000-50323               32-0061893
----------------------------       -------------       ----------------------
(State or other jurisdiction       (File Number)          (I.R.S. Employer
      of incorporation)                                identification number)


                   49 W. 10th Street, Tracy, California 95376
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (209) 956-7800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 8.01.  Other Events
            ------------

            On May 6, 2008, the Registrant's bank subsidiary, Service 1st Bank, was served with a Summons and Complaint, which was filed on May 1, 2008 in the Superior Court of the State of California in the County of Sacramento, Case No. 34-2008-00009879, by Plaintiff, Regent Hotel LLC, a California limited liability company and subsidiary of Regent Development, Inc., a California corporation. The Complaint states that the Plaintiff is a single-asset entity, formed for the purpose of constructing, operating and eventually selling all or portions of a seven-story mixed use hotel and condominium building in Stockton, California, including a 180-room Sheraton Hotel and 42 residential condominium units.

            The Complaint names First Bank, a Missouri corporation, East West Bank, a California corporation, Service 1st Bank, and unspecified Does 1-20 as Defendants. Plaintiff's prayer for damages includes general, consequential and incidental damages according to proof in an amount in excess of $10 million, punitive damages, pre-judgment interest, costs of suit including reasonable attorneys fees and such other relief as the Court deems just and proper.

            Plaintiff claims that First Bank in its capacity as the lead bank intentionally failed to fund a certain construction loan draw request, despite its obligation to fund, causing damage to the Plaintiff. Plaintiff also claims that East West Bank and Service 1st Bank in their capacities as participant banks in the construction loan, interfered in the relationship between the Plaintiff and First Bank which affected the decision by First Bank not to fund the draw request.

            Service 1st Bank is a participant to the extent of a 9.915 percentage share equal to $4,000,000 in First Bank's $40,342,000 construction loan to the Plaintiff. Service 1st Bank has retained counsel and is evaluating Plaintiff's allegations. Based on the information currently available to Service 1st Bank and its attorneys, management of Service 1st Bank believes the claims against Service 1st Bank are without merit and intends to vigorously defend the matter.

            The foregoing is qualified by reference to the Complaint attached
            Exhibit 99.1

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

            a.    Financial Statements
                  --------------------

                  None.

            b.    Pro Forma Financial Information
                  -------------------------------

                  None.

            c.    Exhibits
                  --------

                  (99.1) Complaint in the matter of Regent Hotel LLC v. First Bank, East West Bank, Service 1st Bank and Does 1-20

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


May 15, 2008

Service 1st Bancorp


By: /s/ ROBERT BLOCH
    ----------------------------
    Executive Vice President /
    Chief Financial Officer

                                  EXHIBIT INDEX

                                                                     Sequential
Exhibit Number                     Description                       Page Number
--------------                     -----------                       -----------

     99.1         Complaint in the matter of Regent Hotel LLC
                  v. First Bank, East West Bank, Service 1st Bank
                  and Does 1-20                                         5-18